Exhibit 4.1

COMMON SHARES	COMMON SHARES

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE PER SHARE OF

CENTENNIAL BANK HOLDINGS, INC.

transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

TREASURER	CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED

U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

CENTENNIAL BANK HOLDINGS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT-	as tenants by the entireties		(Cust) (Minor)

JT TEN-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
		UNIF TRF MIN ACT-	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                                               hereby sell, assign and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including postal Zip Code, of Assignee)

_____________________________________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

Notice:
The signature to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17 Ad.